Exhibit 10.2

INVITAE CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

TABLE OF CONTENTS
SECTION 1    Purpose of the Plan    1
SECTION 2    Definitions    1
(a)    “Affiliate”    1
(b)    “Board”    1
(c)    “Cashless Participation Program”    1
(d)    “Cashless Participation Program Provider”    1
(e)    “Code”    1
(f)    “Committee”    1
(g)    “Company”    1
(h)    “Compensation”    1
(i)    “Corporate Reorganization”    2
(j)    “Eligible Employee”    2
(k)    “Exchange Act”    2
(l)    “Fair Market Value”    2
(m)    “Offering”    3
(n)    “Offering Date”    3
(o)    “Offering Period”    3
(p)    “Participant”    3
(q)    “Participating Company”    3
(r)    “Plan”    3
(s)    “Plan Account”    3
(t)    “Purchase Date”    3
(u)    “Purchase Period”    3
(v)    “Purchase Price”    3
(w)    “Stock”    3
(x)    “Subsidiary”    3
(y)    “Trading Day”    4
SECTION 3    Administration Of The Plan    4
(a)    Committee Composition    4
(b)    Committee Responsibilities    4
(c)    International Administration    4
SECTION 4    Enrollment And Participation    4
(a)    Offering Periods    4
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(b)    Enrollment    5
(c)    Duration of Participation    5
(d)    Non-U.S. Employees    5
SECTION 5    Employee Contributions    5
(a)    Frequency of Payroll Deductions    6
(b)    Amount of Payroll Deductions    6
(c)    Changing Deduction Rate    6
(d)    Discontinuing Payroll Deductions    6
(e)    Cashless Participation Program    6
SECTION 6    Withdrawal from the Plan    7
(a)    Withdrawal    7
(b)    Re-enrollment After Withdrawal    7
SECTION 7    Change in Employment Status    7
(a)    Termination of Employment    7
(b)    Leave of Absence    7
(c)    Death    7
(d)    Disability    7
SECTION 8    Plan Accounts and Purchase of Shares    7
(a)    Plan Accounts    7
(b)    Purchase Price    8
(c)    Number of Shares Purchased    8
(d)    Available Shares Insufficient    8
(e)    Issuance of Stock    8
(f)    Unused Cash Balances    8
(g)    Stockholder Approval    9
(h)    Taxes    9
SECTION 9    Limitations On Stock Ownership    9
(a)    Five Percent Limit    9
(b)    Dollar Limit    9
SECTION 10    Rights Not Transferable    10
SECTION 11    No Rights as An Employee    10
SECTION 12    No Rights as A Stockholder    10
SECTION 13    Securities Law Requirements    10
SECTION 14    Stock Offered Under the Plan    10
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(a)    Authorized Shares    10
(b)    Antidilution Adjustments    11
(c)    Reorganizations    11
SECTION 15    Amendment or Discontinuance    11
SECTION 16    Execution    11

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INVITAE CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
SECTION 1Purpose of the Plan.
The Plan was initially adopted by the Board on January 8, 2015, and became effective on February 12, 2015 (the “Effective Date”). The Plan was amended by the Board effective as of November 15, 2019. On October 14, 2021 the Board amended and restated the Plan.
The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions and other contributions as may be provided in the terms of an Offering.
The Company intends to make two types of offerings under the Plan: offerings that are intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Section 423 Offering”) and offerings that are not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Non-423 Offering”). The Section 423 Offerings will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. An option to purchase shares of Common Stock under the Non-423 Offering will be granted pursuant to any rules, procedures, agreements, appendices or sub plans adopted by the Committee designed to achieve tax, securities laws, or any other objectives. Except as otherwise provided herein, the Non-423 Offering will operate and be administered in the same manner as the Section 423 Offering.
SECTION 2Definitions.
(a)“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company.
(b)“Board” means the Board of Directors of the Company, as constituted from time to time.
(c)“Cashless Participation Program” shall mean the program described in Section 5(e).
(d)“Cashless Participation Program Provider” means the Company, its appointed plan administrator, and/or the Cashless Participation Program loan provider.
(e)“Code” means the U.S. Internal Revenue Code of 1986, as amended.
(f)“Committee” means a committee designated by the Board, as described in Section 3.
(g)“Company” means Invitae Corporation, a Delaware corporation.
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(h)“Compensation” means the base salary, wages, and variable compensation (including bonuses, incentive compensation, commissions, overtime pay and shift premiums) paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.
(i)“Corporate Reorganization” means:
(i)The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or
(ii)The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.
(j)“Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for 20 or more hours per week; provided, however, that any employee who is employed for five months or less per calendar year or for less than 20 hours per week would be considered an Eligible Employee if his or her participation in the Plan is required by applicable law or regulations.
The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.
(k)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
(l)“Fair Market Value” means the fair market value of a share of Stock, determined by the Committee as follows:
(i)If Stock was traded on any established national securities exchange including the New York Stock Exchange or the Nasdaq Stock Market on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in the Stock) on such date; or
(ii)If the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. Whenever possible, the determination of Fair Market Value by the Committee shall be
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based on the prices reported in the Wall Street Journal or as reported directly to the Company by the stock exchange. Such determination shall be conclusive and binding on all persons.
(m)“Offering” means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.
(n)“Offering Date” means the first day of an Offering.
(o)“Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).
(p)“Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).
(q)“Participating Company” means (i) the Company and (ii) each present or future Subsidiary or Affiliate designated by the Committee as a Participating Company. The Committee may so designate any Subsidiary or Affiliate, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders, and may further designate such companies or Participants as participating in the 423 Component or the Non-423 Component. The Committee may also determine which Affiliates or Eligible Employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code or as implemented under a Non-423 Offering, and determine which Participating Company or Companies will participate in separate Offerings (to the extent that the Company makes separate Offerings). For purposes of Section 423 Offerings, only the Company and its Subsidiaries may be Participating Companies; provided, however, that at any given time, a Subsidiary that is a Participating Company in a Section 423 Offering will not be a Participating Company in a Non-423 Offering.
(r)“Plan” means this Invitae Corporation Employee Stock Purchase Plan, as it may be amended from time to time.
(s)“Plan Account” means the account established for each Participant pursuant to Section 8(a).
(t)“Purchase Date” means one or more dates during an Offering Period on which shares of Stock may be purchased pursuant to the terms of the Offering.
(u)“Purchase Period” means one or more successive periods during an Offering Period, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.
(v)“Purchase Price” means the price at which Participants may purchase shares of Stock under the Plan, as determined pursuant to Section 8(b).
(w)“Stock” means the Common Stock of the Company.
(x)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last
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corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(y)“Trading Day” means a day on which the national stock exchange on which the Stock is traded is open for trading.
SECTION 3Administration Of The Plan.
(a)Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.
(b)Committee Responsibilities. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.
(c)International Administration. The Board or Committee may establish sub plans (which need not qualify under Section 423 of the Code) and initiate separate Offerings for the purpose of (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under Section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub plans, at the Board or Committee’s discretion, may provide for allocations of the authorized shares reserved for issue under the Plan as set forth in Section 14(a)). Notwithstanding anything in the Plan to the contrary, the rules, guidelines, and forms of such sub plans (or Offerings thereunder) may take precedence over other provisions of the Plan, with the exception of Section 14(a), but unless otherwise superseded by the terms of such sub plan, the provisions of the Plan shall govern the operation of such sub plan. Alternatively and in order to facilitate compliance with the laws or regulations of a foreign jurisdiction, the Board and Committee shall have the power, in their discretion, to grant options in a Non-423 Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less or more favorable than the terms of options granted under the same Offering to employees resident in the United States.
SECTION 4Enrollment And Participation.
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(a)Offering Periods. While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and, as applicable, the requirements of Section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed 27 months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a share of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.
(b)Enrollment. Any individual who qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Company. The enrollment form shall be filed with the Company in accordance with such procedures as may be established by the Company.
(c)Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period, and each Participant who participates in the Cashless Participation Program for an Offering Period will continue to participate in the Cashless Participation Program for subsequent Offering Periods.
(d)Non-U.S. Employees. An Eligible Employee who works for a Participating Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Committee has determined, in its sole
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discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.
SECTION 5Employee Contributions.
(a)Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan by means of payroll deductions; provided, however, that if payroll deductions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Committee in its discretion), the Committee may require Participants to make contributions through such other means as determined by the Committee (including but not limited to payment by cash or check) on or prior to one or more Purchase Dates during the Offering; provided, further, that to the extent provided in the terms and conditions of an Offering, a Participant may also use loan proceeds from the Cashless Participation Program to purchase shares of Stock. Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided by the Committee, shall occur on each payday during participation in the Plan.
(b)Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15% (or such lesser percentage as required by applicable law). However, no payroll deduction will be made unless a Participant timely files the proper form with the Company after a registration statement covering the Stock is filed and effective under the U.S. Securities Act of 1933, as amended.
(c)Changing Deduction Rate. A Participant may not increase the rate of payroll deductions during the Offering Period, but unless otherwise provided under the terms and conditions of an Offering, may decrease the rate of payroll deductions to a whole percentage of his or her Compensation that is not less than 1% in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll deductions effective for a new Offering Period by filing a new enrollment form with the Company at the prescribed location and time. The new deduction rate shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 15%.
(d)Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).
(e)Cashless Participation Program. Unless otherwise specified by the Committee with respect to an Offering, Eligible Employees (other than employees subject to the disclosure requirements of Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended) may become a participant in the Cashless Participation Program by completing and submitting to the Cashless Participation Program Provider agreements and/or contracts (the “Cashless Participation Program Documents”) in the forms and by the deadlines prescribed by the Company. The Cashless Participation Program Documents will contain terms and conditions of
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the Eligible Employee’s participation in the Cashless Participation Program, including, without limitation, the level of participation, sale price, loan terms, interest and repayment provisions. The aggregate outstanding principal amount of any loan to a Participant under the Cashless Participation Program will be equal to the difference between the Participant’s selected payroll contribution rate pursuant to Section 5 and the maximum allowable under the Plan for such Offering Period pursuant to Section 5. The Cashless Participation Program loan may be repaid through the sale of a portion of the shares acquired under the Plan. Participation in the Cashless Participation Program may require the opening of a brokerage account (the “Cashless Participation Program Brokerage Account”) separate from the brokerage account required to participate in Plan; and the Cashless Participation Program loan may be extended and repaid through the Cashless Participation Brokerage Account.
SECTION 6Withdrawal from the Plan.
(a)Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location. Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest, except as may be required by applicable law. No partial withdrawals shall be permitted.
(b)Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b). Reenrollment may be effective only at the commencement of an Offering Period.
SECTION 7Change in Employment Status.
(a)Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death or long-term disability, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.
(b)Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a paid leave or during the first three months of an unpaid leave, if the leave was approved by the Company in writing. Where the period of an unpaid leave exceeds three months, employment shall be deemed to terminate three months after the Participant goes on the unpaid leave, unless applicable law guarantees his or her right to return to work or the Participant’s participation in the Plan is otherwise protected by applicable law. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.
(c)Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the Participant’s estate.
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(d)Disability. Notwithstanding the foregoing, if a Participant with a disability begins receiving long-term disability benefits, the amount credited to his or her Plan Account shall be paid to the Participant.
SECTION 8Plan Accounts and Purchase of Shares.
(a)Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts (including any loan proceeds from the Cashless Participation Program) shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes, except where applicable law requires that amounts credited to Plan Accounts be held separately or deposited with a third party. No interest shall be credited to Plan Accounts, except as may be required by applicable law.
(b)Purchase Price. The Purchase Price for each share of Stock purchased during an Offering Period shall not be less than the lesser of:
(i)85% of the Fair Market Value of such share on the Purchase Date; or
(ii)85% of the Fair Market Value of such share on the Offering Date.
(c)Number of Shares Purchased. As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Stock as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.
(d)Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.
(e)Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the applicable Purchase Date, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the
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name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.
(f)Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share or any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest (except as may be required by applicable law).
(g)Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.
(h)Taxes. At the time a Participant’s purchase right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock acquired under the Plan, the Participant will make adequate provision for any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items arising in relation to the Participant’s participation in the Plan (“Tax-Related Items”). In their sole discretion, and except as otherwise determined by the Committee, the Company or the Participating Company that employs the Participant may satisfy their obligations to withhold Tax-Related Items by (i) withholding from the Participant’s wages or other compensation, (ii) withholding a sufficient whole number of shares of Stock otherwise issuable following purchase (and after the delivery to the Cashless Participation Program Provider or its designee of any shares of Stock required for repayment by the Participant of any Cashless Participation Program loan) having an aggregate Fair Market Value sufficient to pay the Tax-Related Items required to be withheld with respect to the Shares, or (iii) withholding from proceeds from the sale of shares of Stock issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company. The Company shall not be required to issue any shares of Stock under the Plan until such obligations are satisfied.
SECTION 9Limitations On Stock Ownership.
(a)Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:
(i)Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;
(ii)Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and
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(iii)Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under this Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.
(b)Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Stock at a rate which exceeds $25,000 of Fair Market Value of such Stock per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of Section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.
For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).
SECTION 10Rights Not Transferable.
The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a). For the avoidance of doubt, participation in the Cashless Participation Program, including without limitation, the delivery to the Cashless Participation Program Provider or its designee of any shares of Stock required for the repayment by the Participant of any Cashless Participation Program loan, will not be deemed to violate this Section 10.
SECTION 11No Rights as An Employee.
Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.
SECTION 12No Rights as A Stockholder.
A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.
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SECTION 13Securities Law Requirements.
Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the U.S. Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state or non-U.S. securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.
SECTION 14Stock Offered Under the Plan.
(a)Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is 1,950,000 shares1, effective as of the Effective Date, plus an annual increase to be added on the first day of each of the Company’s fiscal years, beginning with the fiscal year that begins January 1, 2016, equal to the least of (i) one percent (1%) of the outstanding shares of Stock on such date or (ii) a lesser amount determined by the Board; provided, however, that no annual increase shall be added more than ten years after the Effective Date of the Plan. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14.
(b)Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of Stock (or issuance of shares other than Common Stock) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property).
(c)Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.
SECTION 15Amendment or Discontinuance.
The Board (or any committee thereof to which it delegates such authority) shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board (or any committee thereof to which it delegates such authority) may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts
1 This number does not reflect the 6-for-1 reverse stock split that occurred prior to the consummation of the Company’s initial public offering.
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shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. This Plan shall continue until the earlier to occur of (a) termination of this Plan pursuant to this Section 15 or (b) issuance of all of the shares of Stock reserved for issuance under this Plan.
SECTION 16Execution.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

INVITAE CORPORATION

By        /s/ Thomas Brida
Name    :    Thomas Brida
Title:        General Counsel and Secretary

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